Exhibit 99.2

 Q3 2020 Earnings Conference CallOctober 29, 2020  NYSE: CW  Listen-Only dial-in numbers:(844) 220-4970 (domestic)(262) 558-6349 (international)Conference ID: 8071759

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of restructuring costs, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

 Agenda  Review of Q3 2020 Performance Updated Full-Year 2020 Financial Outlook and AssumptionsRestructuring Commercial Aerospace BusinessExecuting on Balanced Capital Allocation StrategyPacStar AcquisitionNew Share Repurchase AuthorizationStrengths of Curtiss-Wright’s Defense Businesses

Third Quarter 2020 Business Review and Financial Highlights

- **Net Sales of $572 million, down 7%**
  - Solid defense market growth, up 11%, aided by acquisitions and timing of naval production
  - Reduced demand across all commercial markets, as expected
- **Adjusted Operating Income of $100 million, down 7%**
  - Principally due to lower sales and reduced profitability in C/I segment
- **Adjusted Operating Margin flat at 17.4%**
  - Benefits of ongoing cost containment actions and restructuring savings in all segments
- **Adjusted Diluted EPS of $1.85, down 5%**
- **Adjusted FCF of $55 million, down 48%; Year-to-date Adjusted FCF up 12% to $138M**
- **Announced acquisition of Pacific Star Communications, Inc. (PacStar) for $400 million cash**

Notes:

- 2020 Adjusted results exclude restructuring costs, one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions, and one-time transition and IT security costs associated with the relocation of our DRG business.
- 2020 Adjusted Free Cash Flow excludes a voluntary contribution to the Company's corporate defined benefit pension plan, the cash impact from restructuring, and a capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

4 | October 29, 2020 | © 2020 Curtiss-Wright

Third Quarter 2020 End Market Sales Growth

	Q3'20 Change	% of Total Sales
Aero Defense	10%	21%
Ground Defense	(8%)	4%
Naval Defense	15%	29%
Total Defense	**11%**	**54%**
Commercial Aero	(35%)	12%
Power Generation	(9%)	14%
General Industrial	(20%)	20%
Total Commercial	**(22%)**	**46%**
Total Curtiss-Wright	**(7%)**	**100%**

Key Drivers

Defense Markets:

- **Aerospace Defense:** Higher sales of actuation and sensors equipment on fighter jets (JSF) and defense electronics revenues on UAV programs
- **Ground Defense:** Lower TDSS revenues on Int'l tank platforms
- **Naval Defense:** Higher revenues on Virginia class and Columbia class submarine programs and contribution from 901D acquisition; Partially offset by lower service center revenues

Commercial Markets:

- **Commercial Aerospace:** Lower sales of equipment and surface treatment services across all major OEM platforms
- **Power Generation:** Lower domestic and international aftermarket revenues, part. offset by higher CAP1000 program revenues
- **General Industrial:** Reduced demand across all categories of industrial products and surface treatment services

Notes:
- Percentages in chart relate to Third Quarter 2020 sales compared to the prior year quarter. Amounts may not add due to rounding.

5 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

 Third Quarter 2020 Adjusted Operating Income / Margin Drivers  ($ in millions)  Q3’20 Adjusted(1)  Q3’19 Adjusted(1)  Chg vs. Q3’19  Key Drivers  Commercial / IndustrialMargin   $32.5 14.6%   $43.6 15.6%  (25%) (100 bps)  Lower sales / unfavorable absorption in comm’l marketsPartially offset by benefits of cost containment / restructuring savings  DefenseMargin   45.2 25.0%   40.9 25.4%  11%(40 bps)  Contribution from 901D acquisition (naval defense)Benefit of restructuring savingsMargins impacted by unfavorable mix on solid defense revenues  PowerMargin   29.9 17.7%   29.8 17.0%   0% 70 bps  Benefits of cost containment / restructuring savingsPartially offset by unfavorable absorption on lower aftermarket power generation revenues  Total SegmentsAdjusted Operating Income  $107.6  $114.3  (6%)    Corp & Other   ($7.8)   ($7.1)  (10%)    Total CW Adjusted Op IncomeMargin  $99.9 17.4%  $107.2 17.4%  (7%)0 bps    Notes: Amounts may not add down due to rounding. Adjusted operating income and operating margin exclude restructuring costs, one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions, and one-time transition and IT security costs associated with the relocation of our DRG business.

 2020E End Market Sales Growth (Guidance as of October 28, 2020)    2020E(Prior)  2020E(Current)  2020E % Total Sales  Key Drivers  Aero Defense  4% - 6%   8% - 10%  19%  Favorable growth on key platforms (esp. F-35)  Ground Defense   (5% - 7%)   (5% - 7%)   4%  Lower sales on international ground platforms  Naval Defense   14% - 16%   17% - 19%  28%  Strong growth on submarines and aircraft carriersContribution from 901D acquisition  Total Defense   8% - 10%   11% - 13%  51%  Maintain healthy organic growth, Up 7% - 9%  Commercial Aero  (19% - 21%)  (22% - 24%)  14%  Widespread reduction in OEM production rates   Power Generation  (3% - 5%)  (8% - 10%)  15%  Lower Int’l aftermarket sales (U.S. market relatively flat)Push out of CAP1000 revenues  General Industrial   (18% - 20%)  (18% - 20%)  20%  Reduced demand in all major categories (most notably industrial valves and vehicles)  Total Commercial  (14% - 16%)  (16% - 18%)  49%    Total Curtiss-Wright  (4% - 6%)  (4% - 5%)  100%    Updated

2020E Financial Outlook (Guidance as of October 28, 2020)

Updated

($ in millions)	2020E Adjusted [2] (Prior)	2020E Adjusted [2] (Current)	2020E Change vs 2019 Adjusted [1][2]	2020 Key Drivers
Commercial / Industrial	$935 - 965	$945 - 965	(15% - 17%)	▪ Reduced demand in commercial aerospace and general industrial ▪ Improving demand in aerospace defense
Defense	$675 - 685	$690 - 700	10% - 12%	▪ Strong organic growth in aerospace and naval defense ▪ Contribution from 901D acquisition
Power	$740 - 750	$725 - 735	0% - 1%	▪ Solid growth in naval defense ▪ Reduced International aftermarket power generation revenues ▪ Push out of CAP1000 revenues
Total Sales	**$2,350 - 2,400**	**$2,360 - 2,400**	**(4% - 5%)**	
Commercial / Industrial Margin	$128 - 136 13.7% - 14.1%	$133 - 137 14.0% - 14.2%	(23% - 26%) (150 - 180 bps)	▪ Benefit of restructuring savings and ongoing cost reduction measures helping to mitigate unfavorable absorption on lower sales
Defense Margin	$156 - 159 23.1% - 23.2%	$159 - 162 23.1% - 23.2%	14% - 16% 80 - 90 bps	▪ Favorable overhead absorption on strong sales ▪ Contribution from 901D acquisition ▪ Benefit of restructuring savings and ongoing cost reduction measures
Power Margin	$127 - 129 17.1% - 17.2%	$126 - 128 17.3% - 17.4%	(1%) - 1% (0 - 10 bps)	▪ Acceleration of restructuring savings from 2021 ▪ Offset by unfavorable mix
Corporate and Other	($35 - 36)	($37 - 38)	(5% - 7%)	▪ Higher FX costs
Total Op. Income **CW Margin**	**$376 - 389** **16.0% - 16.2%**	**$381 - 390** **16.1% - 16.3%**	**(5% - 7%)** **(20 - 40 bps)**	

Note: Amounts may not add down due to rounding.

(1) 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).

(2) 2020 Adjusted guidance excludes restructuring costs, a non-cash impairment of capitalized development costs related to a comm'l aerospace program, one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions, and one-time transition and IT security costs assoc. with the relocation of our DRG business.

8 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

2020E Financial Outlook (Guidance as of October 28, 2020)

Updated

($ in millions, except EPS)	2020E Adjusted [3] (Prior)	2020E Adjusted [3] (Current)	2020E Change vs 2019 Adjusted [2][3]	2020 Key Drivers
Total Operating Income	**$376 - 389**	**$381 - 390**	***(5% - 7%)***	
Other Income/(Expense)	$23 - 24	$22		▪ Lower interest income
Interest Expense	($35 - 36)	($35 - 36)		
Effective Tax Rate	~23.5%	~23.5%		
Diluted EPS	**$6.60 - 6.85**	**$6.70 - 6.85**	***(6% - 8%)***	▪ Raised bottom end of range by $0.10
Diluted Shares Outstanding	42.1	42.1		▪ Includes $200M in share repurchase
Free Cash Flow[1]	**$350 - 380**	**$350 - 380**	***~ Flat***	▪ Strong working capital management
Free Cash Flow Conversion[1]	~130%	~130%		
Capital Expenditures	$40 - 50	$40 - 50		
Depreciation & Amortization	$110 - 120	$110 - 120		

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted FCF Conversion is calculated as adjusted free cash flow divided by adjusted net earnings.

(2) 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment). 2019 Adjusted Free Cash Flow excludes a $19 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

(3) 2020 Adjusted guidance excludes restructuring costs, a non-cash impairment of capitalized development costs related to a comm'l aerospace program, one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions, and one-time transition and IT security costs assoc. with the relocation of our DRG business. 2020 Adjusted Free Cash Flow guidance excludes a voluntary contribution to the Company's corporate defined benefit pension plan of $150 million, a $20 million cash impact from restructuring, and a $13 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

9 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

Restructuring Commercial Aerospace Business

- **Strategic management decision to lessen exposure to legacy aerospace equipment**
  - Restructuring actuation business supporting Boeing 737 MAX program
  - Exiting historically low-margin (dilutive) and commodity-type build-to-print work
- **Reducing manufacturing footprint**
  - Closing Queretaro, Mexico facility
- **Near-term financial impacts**
  - Negotiated substantially higher margin on 2019 contract, in anticipation of potential non-renewal beyond 2020
  - FY'21 impact to sales ($70 million) and EPS (~$0.30)
    - Adjusted financials will be restated with issuance of Feb. 2021 guidance
- **Long-term benefits to Curtiss-Wright**
  - Decision supports Curtiss-Wright's objectives for long-term, profitable growth and top quartile performance
  - Expect C/I segment to demonstrate future margin expansion, despite elimination of actuation contracts

10 | October 29, 2020 | © 2020 Curtiss-Wright

Balanced Capital Allocation Strategy: PacStar Acquisition

- **Announced acquisition of PacStar on Sept. 24, 2020**
  - Deal expected to close in 4th quarter
- **Benefits of PacStar acquisition**
  - Leading Defense industry supplier of secure tactical communications solutions (hardware + software) for battlefield network management
  - Exhibiting sustainable high single-digit revenue growth driven by high profile program wins
  - Opportunity to integrate CW's intra-platform COTS technologies with PacStar's inter-platform networking connectivity
  - Aligned with DoD priorities:
    - Driving "Battlefield of the Future" through enhanced situational awareness
    - Army's tactical network modernization plan supports continuous network upgrades
  - Expected to contribute to CW's overall operating margin target of 17% over time

	PacStar
Purchase Price	$400M (cash)
EBITDA Multiple(1)	~12x NTM
2020 Sales	>$120M
Adjusted Operating Margin	Dilutive to Overall CW in Year One(2)
Adjusted EPS Impact	Expected to be Accretive to 2021 Adj. EPS(2)
Free Cash Flow Impact	Expected to generate >100% FCF Conv.

(1) EBITDA defined as Earnings before Interest, Tax, Depreciation and Amortization
(2) Excludes impact of first-year purchase accounting costs, including backlog amortization and transaction costs

11 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

 Balanced Capital Allocation Strategy  Consistent Return to Shareholders(1)  Returned more than $1.1 Billion since beginning of 2014Board of Directors granted $200 Million increase in repurchase authorization (now $250 Million)Expect to repurchase minimum of $50 Million opportunistically in Q4’20  ($ in millions)  Capital ALLOCATION SINCE 2013(1)  Pro Forma including PacStar and additional $50M share repurchase in Q4’20

Curtiss-Wright Remains Well-Positioned to Grow in Defense

STRONG & STABLE NAVAL OUTLOOK

- **Maintain strong positions on "Big 3" naval platforms**
  - Ford class aircraft carriers (CVN-80, 81), Virginia class submarine, Columbia class submarine
- **Leading supplier of nuclear propulsion equipment since inception of U.S. nuclear navy**
- **Consistent, long-term visibility for revenue and free cash flow**
- **Continue to see strong, bipartisan support for future growth in naval shipbuilding**

LEADER IN DEFENSE ELECTRONICS

- **Critical supplier of embedded computing equipment to Primes with industry-leading profitability**
- **Decades-long experience with extensive breadth of products, applications, programs and customers**
- **Investments aligned with DoD growth priorities, including open standards**
- **Delivering open architecture, secure Commercial Off-the-Shelf (COTS) technology**
  - Enabling product life extensions in periods of reduced funding
- **Flat-to-down defense budgets provide CW with increased outsourcing opportunities**

Demonstrated Ability to Grow Through Defense & Election Cycles

13 | October 29, 2020 | © 2020 Curtiss-Wright

CURTISS-WRIGHT

2020 Summary and Expectations

- **Maintain outlook for solid revenue growth in Defense, as Commercial markets continue to rebound**
  - Defense acquisitions providing modest boost to top-line
- **Aggressively driving improved profitability, despite global economic challenges**
  - Benefit of increased and accelerated cost containment measures
  - Planned restructuring actions to drive $40 Million in annualized savings; Benefit to 2020 and 2021
  - Long-term goal: Maintain top quartile performance vs. peers
- **Strong balance sheet and FCF outlook promote balanced capital allocation strategy**

Curtiss-Wright remains well-positioned for profitable growth

14 | October 29, 2020 | © 2020 Curtiss-Wright
CURTISS-WRIGHT

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes significant restructuring costs in 2020 associated with its operations, including one-time actions taken in response to COVID-19, a non-cash impairment of capitalized development costs related to a commercial aerospace program, first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted EPS under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs; (ii) one-time transition and IT security costs associated with the relocation of a business in the current year period; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program; and (iv) significant restructuring costs in 2020 associated with its operations.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) a capital investment in the Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) voluntary contribution to the Company’s corporate defined benefit pension plan made in the first quarter of 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations. Adjusted free cash flow conversion is defined as Adjusted free cash flow divided by Adjusted net earnings.

FY2020E Guidance: Sales Waterfall (as of October 28, 2020)

Guidance:
Overall DOWN 4 - 5%
Defense Markets UP 11 - 13%
Comm'l Markets DOWN 16 - 18%

($ Millions)

Total CW End Markets
$2,360 - 2,400

- **Defense Markets 51%**
  - Naval 28%
  - Aerospace 19%
  - Ground 4%
- **Commercial Markets 49%**
  - Commercial Aerospace 14%
    - Aircraft Equipment 69%
    - Surface Tech Services 31%
  - Power Generation 15%
    - Aftermarket Nuclear 62%
    - New Build / AP1000 25%
    - Non-Nuclear 13%
  - General Industrial 20%
    - Industrial Vehicles 32%
    - Industrial Controls 26%
    - Industrial Pumps & Valves 23%
    - Surface Tech Services 19%

Ground:
50% US platforms
50% Int'l platforms (incl. TDSS)

Commercial Aero:
~90% Comm'l OEM
Primarily narrow-body jets

Non-Nuclear:
Fossil power gen equipment; Surface Technologies services (peening/coatings)

Industrial Vehicles:
"Own the Cab" strategy
45% On-highway, (Class 8 <2% total CW sales)
55% Off-Highway

Industrial Controls:
Medical Mobility; Sensors & Controls; Industrial Automation equipment

Industrial Pumps & Valves:
65% O&G, 35% Chem/Petro (All Downstream)
75% MRO, 25% Projects
90% Valves, 10% Pumps

16 | October 29, 2020 | © 2020 Curtiss-Wright

Non-GAAP Reconciliation – 2020 vs. 2019 (Adjusted)

 Non-GAAP Reconciliations – Q3 2020 Results  (In millions, except EPS)   Q3-2020  Q3-2019   Change  Sales  $ 571.6  $ 614.9  (7%)  Reported operating income (GAAP)  $ 84.6  $ 105.6  (20%)  Adjustments (1)   15.3   1.6    Adjusted operating income (Non-GAAP)  $ 99.9  $ 107.2   (7%)  Adjusted operating margin (Non-GAAP)   17.4%  17.4%  0 bps  Reported net earnings (GAAP)  $ 64.6  $ 82.5   (22%)  Adjustments, net of tax (1)   12.8   1.3    Adjusted net earnings (Non-GAAP)  $ 77.4  $ 83.8  (8%)  Reported diluted EPS (GAAP)  $ 1.55  $ 1.92   (19%)  Adjustments, net of tax (1)  0.30  0.03    Adjusted diluted EPS (Non-GAAP)  $ 1.85  $ 1.95  (5%)  Adjusted operating income, operating margin, net earnings and diluted EPS results exclude restructuring costs of $11 million, one-time inventory step-up, backlog amortization and transaction costs for current and prior year acquisitions, and one-time transition and IT security costs associated with the relocation of our DRG business.

 Non-GAAP Reconciliation – Organic Results  Organic Sales and Organic Operating IncomeThe Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as revenue and operating income excluding the impact of restructuring costs, foreign currency fluctuations and contributions from acquisitions made during the last twelve months.Note: Amounts may not add due to rounding